UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12a

Crossroads Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CROSSROADS CAPITAL, INC.

128 N. 13th Street, #1100

Lincoln, Nebraska 68502

April 17, 2017

To the Stockholders of Crossroads Capital, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Crossroads Capital, Inc. (the “Annual Meeting”) to be held on June 2, 2017 at 10:15 A.M., Central Time, at 128 N. 13th Street, #1100, Lincoln, Nebraska 68508.

Further details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the Internet, by telephone or by returning your proxy card via mail in the envelope provided. Your vote is important.

Very truly yours,

Andrew Dakos
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 2, 2017.

Please note that the enclosed form of Proxy, Proxy Statement and our Annual Report for the fiscal year ended December 31, 2016, are available on our tabulator’s website at www.proxyvote.com for your viewing. You may access those proxy materials at any time beginning April 17, 2017. The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

●	the date, time and location of the meeting;

●	a list of the matters intended to be acted on at the meeting and the recommendations of the Board of Directors regarding those matters; and

●	information about attending the meeting and voting in person.

We desire that all stockholders be present or represented at the Annual Meeting. Even if you plan to attend in person, please date, sign and return the enclosed proxy in the enclosed postage-prepaid envelope, or vote toll-free or online as instructed on the proxy card, at your earliest convenience so that your shares may be voted. If you do not attend the Annual Meeting, you retain the right to vote even though you mailed the enclosed proxy. The proxy must be signed by each registered holder exactly as the stock is registered.

CROSSROADS CAPITAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 2, 2017

To the Stockholders of Crossroads Capital, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Crossroads Capital, Inc., a Maryland corporation (the “Company”), will be held on June 2, 2017, at 10:15 A.M., Central Time, at 128 N. 13th Street, #1100, Lincoln, Nebraska 68508.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) is being held for the following purposes:

1.	To vote on the election of the three director nominees to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To ratify the selection of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Only holders of the Company’s common stock of record at the close of business on April 3, 2017, will be entitled to notice of, and to vote at, the stockholders’ meeting and any adjournment thereof.

By Order of the Board of Directors,

David M. Hadani, Secretary

We desire that all stockholders be present or represented at the stockholders meeting. Even if you plan to attend in person, please date, sign and return the enclosed proxy in the enclosed postage-prepaid envelope, or vote toll-free or online as instructed on the proxy card, at your earliest convenience so that your shares may be voted. If you do attend the stockholders meeting, you retain the right to vote even though you mailed the enclosed proxy. The proxy must be signed by each registered holder exactly as the stock is registered.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q1:	Why did you send me this proxy statement?

A:	The Company sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) is soliciting your proxy to vote at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on June 2, 2017, at 10:15 A.M., Central Time, at the Company’s principal executive offices at 128 N. 13th Street, #1100, Lincoln, Nebraska 68508.

This proxy statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, call toll free or submit your vote via our proxy tabulator’s website as indicated on the enclosed proxy card.

As of April 3, 2017, the date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 9,563,130 shares of the Company’s common stock outstanding. Because you owned shares of our common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date.

Q2:	What does it mean if I receive more than one proxy card and/or proxies?

A:

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts and you will have received at least two proxy cards in this mailing because of a separate, special meeting of stockholders to be held immediately after this annual stockholder’s meeting. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

PLEASE NOTE THAT WE ARE HOLDING A SEPARATE, SPECIAL MEETING OF STOCKHOLDERS ON THE SAME DAY. AS SUCH, A SECOND PROXY CARD RELATED TO THE SPECIAL MEETING IS BEING DELIVERED IN THIS SAME MAILING, BUT WILL COVER DIFFERENT PROPOSALS. PLEASE COMPLETE ALL COMPANY PROXIES YOU RECEIVE IN THIS MAILING.

Q3:	What am I being asked to vote on?

A:	At the Annual Meeting, stockholders of the Company are being asked to vote for the following proposals:

1.	To vote on the election of the three director nominees to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To ratify the selection of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Q4:	How do I vote by proxy and how many votes do I have?

A:	If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Annual Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also vote your shares by calling toll free at 1-800-690-6903 or through the website of our proxy tabulator at www.proxyvote.com as indicated on the proxy card.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically or by telephone through our proxy tabulator, Broadridge Investor Communication Solutions, Inc. (“Broadridge”), who will coordinate proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from our proxy tabulator and will have the opportunity to vote via the Internet or by telephone through our proxy tabulator.

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Annual Meeting.

You have one vote for each share of common stock that you owned on the Record Date. The proxy card indicates the number of shares that you owned on the Record Date.

Q5:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, DST Systems, Inc.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following the voting instructions your bank, brokerage firm or other nominee provides. If you do not provide your bank, brokerage firm or other nominee with instructions on how to vote your shares, your bank, brokerage firm or other nominee will not be able to vote your shares with respect to any of the proposals. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Q6:	What if I do not specify how my shares are to be voted?

A:	Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted as follows:

●	Proposal 1 - FOR the election of three directors nominated by the Board of Directors;

●	Proposal 2 - FOR the ratification of the selection of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

●	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the bank, brokerage firm or other nominee that holds your shares with voting instructions, the bank, brokerage firm or other nominee will determine if it has the discretionary authority to vote on the particular matter. Banks, brokerage firms and other nominees do not have discretion to vote on non-routine matters such as Proposal 1, as discussed in more detail in Question 7: What are abstentions and broker non-votes? Accordingly, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will not vote your shares on Proposal 1, however, your shares will be counted for purposes of meeting the quorum requirement.

Q7:	What are abstentions and broker non-votes?

A:	An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. An abstention will not be counted as a vote cast. If the vote required is a plurality, majority or other percentage of the votes cast, an abstention will have no effect because it will not be a vote cast. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter. Election of directors of a business development company is a non-routine matter. Since brokerage firms do not have discretion to vote on non-routine matters such as Proposal 1 (and consequently there will be no broker non-votes with respect to Proposal 1), if you do not provide voting instructions to your brokerage firm, your shares will not be voted on Proposal 1, but may be voted on Proposal 2.

Q8:	What will happen if I do not vote my shares?

A:	Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares. Your broker or nominee may vote on “routine” matters, such as Proposal 2, without receiving instructions.

Q9:	What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal 1 - Election of three directors nominated by the Board who will each serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	Affirmative vote of the holders of a plurality of all the votes cast at the Annual Meeting either in person or by proxy.	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Proposal 2 - To ratify the appointment of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	Affirmative vote of a majority of votes cast, either in person or by proxy, at the Annual Meeting.	Yes	Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because Proposal 2 is a routine matter there should be no broker non-votes, but if there are, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Q10:	How do I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

CROSSROADS CAPITAL, INC.

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Crossroads Capital, Inc. (the “Company,” “we,” “us” or “our”) for use at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 2, 2017, at 10:15 A.M., Central Time, at the Company’s principal executive offices at 128 N. 13th St., #1100, Lincoln, Nebraska 68508, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are first being sent to stockholders on or about April 24, 2017.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 are also available on our proxy tabulator’s website at www.proxyvote.com.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote your shares electronically via the Internet or by telephone, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on a properly signed and dated proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors, “FOR” the ratification of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and in the proxy holder’s discretion on other such business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy tabulator, Broadridge, who coordinates proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from Broadridge and will have the opportunity to vote via the Internet or by telephone through Broadridge. If you hold your shares through a bank, brokerage firm or other nominee and fail to deliver written instructions to your bank or broker-dealer at the meeting, you will have failed to vote and your shares would not be counted for purposes of a quorum.

PURPOSES OF THE MEETING

At the Annual Meeting, you will be asked to vote on the following proposals:

(1)	To vote on the election of the three director nominees to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and
(2)	To ratify the selection of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
(3)	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

The Board unanimously recommends that stockholders vote FOR each of Proposals 1 and 2.

VOTING AT THE MEETING

Record Date and Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 3, 2017 (the “Record Date”). On the Record Date, there were 9,563,130 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company entitled to vote will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as Proposal 1, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted on Proposal 1 but will be counted as present for purposes of meeting the quorum requirement for the meeting.

If a quorum is not present at the Annual Meeting, the chairman of the meeting may postpone the Annual Meeting until a quorum is present. Once the meeting is called to order with a quorum present, the stockholders present either in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Submitting Voting Instructions for Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you must follow the voting instructions you receive from your bank, brokerage firm or other nominee. If you hold shares through a bank, brokerage firm or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free at 1-800-690-6903 or through the website of our proxy tabulator at www.proxyvote.com, as indicated on the proxy card.

Revoking Your Proxy

Any stockholder has the power to revoke his or her proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally at the meeting or in writing, to the Company’s principal executive offices at Crossroads Capital, Inc., Attention: Secretary 128 N. 13th Street, Suite #1100, Lincoln, Nebraska 68508, or by the execution and delivery to us of a new proxy dated subsequent to the original proxy.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting. A proxy may also be revoked by:

●	delivering a written revocation notice prior to 10:59 p.m., Central Time, on June 1, 2017 to our proxy tabulator, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

●	indicating your revocation prior to 10:59 p.m., Central Time, on June 1, 2017 by calling toll free at 1-800-690-6903 or through the Internet website of Broadridge at www.proxyvote.com;

●	delivering a later-dated proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 that is received prior to 10:59 p.m., Central Time, on June 1, 2017;

●	submitting a later-dated proxy by calling toll free at 1-800-690-6903 or through the Internet website of Broadridge at www.proxyvote.com prior to 10:59 p.m., Central Time, on June 1, 2017.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2016. We have requested that banks, brokerage firms and other nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail and electronic mail, proxies may be solicited in person and by telephone or facsimile transmission by the directors, officers or employees of the Company or by the officers or employees of 1100 Capital Consulting, LLC (our “Administrator”) (without special compensation therefor). The Board does not anticipate that it will appoint a proxy solicitor to solicit proxies for the Annual Meeting. However, a proxy solicitor may be engaged to solicit proxies for the Special Meeting of Stockholders, which will take place on the same date as the Annual Meeting.

Vote Required

Election of Directors. The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon). Each share entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions will have no effect on the election of directors.

Banks, brokerage firms or other nominees may not vote in the election of directors if the holder of record has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their banks, brokerage firms or other nominees how they wish to vote their shares. Your bank, brokerage firm or other nominee will not be able to vote your shares for the election of directors without your specific instructions.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of votes cast, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of Tait, Weller & Baker, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because Proposal 2 is a routine matter there should be no broker non-votes, but if there are, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the March 30, 2017, no person is deemed to “control” the Company, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”). The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D and 13G filings by such persons with the SEC and other information obtained from such persons, if available.

As of the March 30, 2017, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the following table has sole voting and investment power and has the same address as the Company. Our address is 128 N. 13th Street, #1100, Lincoln, Nebraska 68508.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)

Directors
Phillip Goldstein(3)	1,121,332	11.73%
Andrew Dakos(3)	1,121,332	11.73%
Gerald Hellerman	—	—%

Executive Officers
Ben H. Harris, Chief Executive Officer and President	19,200	0.20%
David M. Hadani, Chief Financial Officer and Secretary	2,000	*
Stephanie L. Darling, Chief Compliance Officer	—	—%

Directors and executive officers as a group	1,142,532	11.93%

5% or More Stockholders
Bulldog Investors, LLC(3)	1,121,332	11.73%
Rivernorth Capital Management, LLC (4)	620,907	6.49%

*Represents less than 0.1%.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

(2) Based on a total of 9,563,130 shares of the Company’s common stock issued and outstanding as of March 30, 2017.

(3) Based on Amendment #4 to Schedule 13D filed with the SEC on July 24, 2015 and information provided by Bulldog Investors, LLC and Phillip Goldstein, Andrew Dakos and Steven Samuels who own Bulldog Investors, LLC, a registered investment advisor, whose principal address is 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663. As of March 30, 2017, Bulldog Investors, LLC is deemed to be the beneficial owner of 1,121,332 shares of the Company solely by virtue of Bulldog Investors, LLC’s power to direct the vote of, and dispose of, these shares. These 1,121,332 shares of the Company include 622,348 shares that are beneficially owned by the following entities over which Messrs. Goldstein, Dakos and Samuels exercise control: Opportunity Partners LP, Calapasas West Partners LP, Full Value Special Situations Fund, LP, Full Value Offshore Fund, Ltd., Full Value Partners, LP, Opportunity Income Plus, LP, and MCM Opportunity Partners, LP (collectively, “Bulldog Investors Group of Funds”). Bulldog Investors Group of Funds may be deemed to constitute a group. All other shares included in the aforementioned 1,121,332 shares of the Company beneficially owned by Bulldog Investors, LLC (solely by virtue of its power to sell or direct the vote of these shares) are also beneficially owned by clients of Bulldog Investors, LLC who are not members of any group. The total number of these “non-group” shares is 498,984 shares. Bulldog Investors, LLC has sole power to dispose of and vote 622,348 shares. Bulldog Investors, LLC has shared power to dispose of and vote 498,984 shares. Certain of Bulldog Investors, LLC’s clients (none of whom beneficially own more than 5% of the Company’s shares) share this power with Bulldog Investors, LLC. Messrs. Goldstein, Dakos and Samuels are control persons of Bulldog Investors, LLC.

(4) Based on Schedule 13G filed with the SEC on February 14, 2017. Rivernorth Capital Management, LLC has sole voting power and sole dispositive power over 620,907 shares of the Company’s stock. Rivernorth Capital Management, LLC’s principal address is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654-7030.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

The following table sets forth, as of the Record Date, the dollar range of our equity securities that is beneficially owned by each of our executive officers and directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Independent Directors
Phillip Goldstein*	Over $1,000,000
Andrew Dakos*	Over $1,000,000
Gerald Hellerman*	None

Executive Officers	$10,001-$50,000
Ben H. Harris	$1-$10,000
David M. Hadani	None
Stephanie L. Darling

*	Nominated for election to the Board of Directors at the Annual Meeting.
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors and executive officers is based on the closing price of $2.27 per share of our common stock as of April 3, 2017.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

PROPOSAL 1 ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, as amended (the “Bylaws”), the number of directors may be established, increased or decreased from time to time by the Board of Directors, but will never be less than one, nor more than nine. The number of directors is currently set at three.

The Company’s Articles of Incorporation, as amended (the “Charter”), requires that all directors stand for election annually at the Company’s Annual Meeting. Accordingly, each of the Company’s directors holds office for the term of one year or until his successor is duly elected and qualified.

All of the Company’s current directors, Messrs. Dakos, Goldstein and Hellerman, have been nominated for election for a one year term expiring in 2018. None of Messrs. Dakos, Goldstein or Hellerman is being proposed for election pursuant to any agreement or understanding between them and the Company. Messrs. Dakos, Goldstein and Hellerman are all non-interested and independent directors.

A stockholder can vote for or withhold his vote from one or more of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named in this Proxy Statement will be unable or unwilling to serve.

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting. Each share entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES UNDER THIS PROPOSAL 1.

NOMINEES FOR DIRECTOR

Information about the Nominees and Directors

The Board of Directors has identified certain desired attributes for director nominees. Each of the nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. Each of the nominees has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the interests of the Company’s stockholders as a whole. Set forth below is biographical information of each of the nominees, including a discussion of such person’s particular experience, qualifications, attributes or skills that lead us to conclude that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each of the nominees listed below is 128 N. 13th Street, #1100, Lincoln, Nebraska 68508.

Independent Director Nominees

Messrs. Dakos, Goldstein and Hellerman are not “interested persons” of the Company, as such term is defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information and Principal Occupation(s) During Past Five Years and Beyond
Andrew Dakos, 2015	50

Mr. Dakos has served as a Director of Special Opportunities Fund, Inc. (NYSE:SPE), a closed-end fund, since 2009, a Director of The Mexico Equity and Income Fund, Inc. (NYSE:MXE), a closed-end fund, from 2001-2015, and a Director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, since 2012. From 2005-2013, Mr. Dakos intermittently served as a Director of Brantley Capital Corporation, a business development company. From 2009-2012, Mr. Dakos served as the Chief Compliance Officer of Bulldog Investors, LLC. Mr. Dakos has served as a Member of Bulldog Investors, LLC, the investment adviser to Special Opportunities Fund, Inc. and the investment partnerships comprising the Bulldog Investors group of private funds, since August 2009. Mr. Dakos has also served as a Manager of Kimball & Winthrop, LLC, the Managing General Partner of Bulldog Investors General Partnership, since 2012. From 2001-2012, Mr. Dakos was a Member of the general partners of several private funds in the Bulldog Investors group of private funds and, in 2012, became a Member of Bulldog Holdings, LLC which became the sole owner of such general partners.

Phillip Goldstein*, 2016	72

 Mr. Goldstein has served as Director and Chairman of Special Opportunities Fund, Inc. (NYSE: SPE), a closed-end fund, since 2009, Director and Chairman of the Mexico Equity and Income Fund Inc. (NYSE: MXE), a closed-end fund, since 2000, Director of MVC Capital, Inc. (NYSE: MVC), a publicly-traded business development company, since 2012, and Director and Chairman of Emergent Capital, Inc. (NYSE: EMG) (f/k/a Imperial Holdings, Inc.), a specialty finance company, since 2012. Mr. Goldstein previously served as Director and Chairman of Brantley Capital Corporation (formerly Nasdaq: BBDC), a publicly-traded business development company, from 2001 to 2013, Director of ASA Ltd. (NYSE: ASA), a gold and precious metals and mining fund, from 2008 to 2013, and Director of Korea Equity and Income Fund, Inc. from 2010 to 2012. Mr. Goldstein currently serves as Principal and lead investment strategist of Bulldog Investors, LLC, an SEC-registered investment adviser, which he co-founded in 1993, and Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds. Mr. Goldstein graduated from the University of Southern California in 1966 with a Bachelor of Engineering degree and from City College, New York in 1968 with a Master of Engineering degree.

Gerald Hellerman, 2015	79

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from 1993 to 2013. Mr. Hellerman has served as a Director and the Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. (NYSE:MXE) since June 2001, a Director and Chairman of the Audit Committee of MVC Capital, Inc. (NYSE:MVC) since March 2003, a Director and the Chief Compliance Officer of Special Opportunities Fund, Inc. (NYSE:SPE) since August 2009, a Director for Ironsides Partners Opportunity Offshore Fund, Ltd. since January 2012 and a Director and Chairman of the Audit Committee of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.) since August 2012. Previously, Mr. Hellerman served as the Chief Financial Analyst of the Antitrust Division of the U.S. Department of Justice for 17 years, from 1976 to 1993. Mr. Hellerman also served as a financial analyst and later as a branch chief with the U.S. Securities & Exchange Commission over a ten-year period from 1962 to 1972, and as Special Financial Advisor to the U.S. Senate Subcommittee on Antitrust and Monopoly for four years, from 1972 to 1976.

*FN: Mr. Goldstein was appointed to fill a vacancy in 2016. This is his first election to serve as a director of the Company.

Information about Executive Officers Who Are Not Directors

Name	Age	Background Information and Principal Occupation(s) During Past Five Years and Beyond
Ben H. Harris	48

Mr. Harris has served as Chief Executive Officer and President of Crossroads Capital, Inc. since December 2015. Since July 2008, Mr. Harris has served as Manager of NBC Bancshares, LLC, a bank holding company, and as Director for two of its subsidiary banks, Nebraska Bank of Commerce and Mountain View Bank of Commerce. Mr. Harris has also has served as Director (and formerly CEO) of a third NBC Bancshares subsidiary, NBC Trust Company since January 2015. Mr. Harris is a Manager of two investment holding companies based in Lincoln, Nebraska: NHI II, LLC since June 2007 and GRIT, LLC since November 2013. Mr. Harris also serves as a Director of Bolts & Nuts Corp., a subsidiary of GRIT, LLC and fastener distributor headquartered in Chattanooga, Tennessee. Additionally, Mr. Harris previously served as an investment professional at MVC Capital, Inc. (NYSE: MVC) and has served as Director of Special Opportunities Fund, Inc., a public closed-end investment fund headquartered in Milwaukee, Wisconsin, since December 2009 (NYSE:SPE). From 2005 to 2013, Mr. Harris served as Administrator of Brantley Capital Corp. (NASDAQ:BBDC) overseeing its liquidation and dissolution. Mr. Harris also serves on the Board of Trustees for the Sheldon Art Association. He is also a current Director of the Ben Hormel Harris Foundation and a former Director for the Hormel Family Foundation. Mr. Harris is a 1996 graduate of the University of Nebraska-Lincoln College of Law (J.D.), and a 1991 graduate of Washington University in St. Louis (B.A.).

David M. Hadani	50

Mr. Hadani has served as Chief Financial Officer, Treasurer and Secretary of Crossroads Capital, Inc. since December 2015. In addition, Mr. Hadani served as Chief Executive Officer of Nebraska Heavy Industries from 2008 through 2013, and as the Executive Chairman of Bolts & Nuts Corp, a Vendor Managed Inventory supplier of fasteners and MRO components to U.S.-based manufacturers, based in Chattanooga, TN since November 2013. Previously, Mr. Hadani was a Principal with MVC Capital (NYSE: MVC), a NY-based Business Development Corporation, for whom Mr. Hadani was responsible for primary investing and portfolio management into middle-market operating businesses. Previously, Mr. Hadani served in various general management, purchasing and finance roles with Philips Electronics, N.V. and AlliedSignal, Inc., based in both the United States and Asia. Mr. Hadani currently serves as a Director of Nebraska Heavy Industries, GRIT, LLC, Bolts & Nuts Corp., Translate Media, and The Helms Fund (a 501c(3) social enterprise). Previously, Mr. Hadani was a member of the Board of Directors of Goodwill Industries International, Inc., a non-profit organization with over $4 billion in revenue, including service as Chairman of the Board of Directors of Goodwill Industries International. Mr. Hadani has a Master’s of Business Administration degree from Duke University, as well a B.S., Business Administration from Washington University in St. Louis.

Stephanie L. Darling	47

Ms. Darling has served as Chief Compliance Officer of Crossroads Capital, Inc. since December 2015. Since 2012, Ms. Darling has served as General Counsel and Chief Compliance Officer of Bulldog Investors, LLC, a registered investment adviser. Ms. Darling has served as the Editor-in-Chief of The Investment Lawyer, a monthly legal publication devoted to the investment management legal industry, since July 2014. She has been a Principal of The Law Office of Stephanie Darling since 2008. Ms. Darling received her undergraduate degree from Pennsylvania State University in 1992 and her Juris Doctor from the University of Maryland School of Law in 1995.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market Rule 4200(a)(15)(G) provides that a director of a business development company shall be considered to be independent if he is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our Administrator (as discussed in more detail below) and officers, reviews and monitors the services and activities performed by our Administrator and officers, approves the engagement, and reviews the performance of, our independent registered public accounting firm, and provides overall risk management oversight. Pursuant to the requirements under the 1940 Act and to satisfy the Nasdaq listing standards, our Board of Directors is composed of a majority of non-interested, directors, as defined in the 1940 Act.

Under the Company’s Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors, meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Dakos serves as the chairman of our Board of Directors. Mr. Dakos is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Dakos’ experience in the management of various investment funds qualifies him to serve as the Chairman of our Board of Directors. Mr. Hellerman currently serves as the lead valuation director for the Company.

Our Board of Directors has established an Audit Committee, a Nominating Committee and a Compensation Committee to assist the Board of Directors in fulfilling its responsibilities. Each of these committees is composed solely of non-interested, or independent, directors. The Audit Committee’s responsibilities include overseeing our accounting and financial reporting processes, our systems of internal control over financial reporting, and audits of our financial statements. The Nominating Committee’s responsibilities include identifying qualified individuals to serve on our Board of Directors, and to select, or recommend that the Board of Directors select such individuals. The Compensation Committee’s responsibilities include evaluating our executive officer performance and overseeing our compensation policies, including making recommendations to our Board of Directors with respect to any incentive compensation and equity-based plans, if any, that are subject to the Board of Directors’ approval.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by the Company occurs at both the full Board level and at the committee level. Our Board of Directors performs its risk oversight function primarily through: (i) its Audit Committee, which reports to the entire Board of Directors; and (ii) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section titled “Committees of the Board of Directors,” the Audit Committee assists the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and the audits of the Company’s financial statements.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by our Board of Directors, addresses at a minimum: (i) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, during 2016, we satisfied the requirements to qualify as a regulated investment company (“RIC”) and intend to be treated as a RIC under Subchapter M of the Code for our 2016 taxable year. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

Management provides regular updates to the Board regarding the management of the risks they oversee at each regular meeting of the Board. We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that our existing Board of Director’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee, the Nominating Committee and the Compensation Committee. During 2016, our Board of Directors held twenty-three (23) Board meetings, five (5) Audit Committee meetings, one (1) Compensation Committee meeting, and one (1) Nominating Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings and each annual meeting of stockholders. Two directors attended in person the last annual meeting of stockholders.

Because the Company has three directors, all three directors serve on each Committee. The table below provides current membership and chairmanship information for each standing Board committee as of the Record Date.

Name	Audit Committee	Compensation Committee	Nominating Committee
Andrew Dakos	x	x	x
Gerald Hellerman	Chairman	x	x
Phillip Goldstein	x	Chairman	Chairman

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.xroadscap.com/about.html or by written request to the Company at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th Street, #1100, Lincoln, Nebraska 68508. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. In addition, the Audit Committee’s responsibilities include considering the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company’s internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources. The Audit Committee is presently comprised of three persons: Messrs. Hellerman, Dakos and Goldstein. Each member of the Audit Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Hellerman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). Messrs. Hellerman, Dakos and Goldstein meet the current independence requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Hellerman currently serves as Chairman of the Audit Committee.

Nominating Committee

The Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.xroadscap.com/about.html or by written request to the Company at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th Street, #1100, Lincoln, Nebraska 68508. The charter sets forth the responsibilities of the Nominating Committee. The Nominating Committee’s responsibilities include identifying individuals qualified to serve on the Board as directors and on committees of the Board, recommending that the Board select the Board nominees for the next annual meeting of stockholders, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the Nominating Committee deems necessary or appropriate, and recommending whether or not the director should be re-nominated, reviewing the membership of the Board and its committees and recommending changes, if any, to the Board to ensure that the number of independent directors serving on the Board satisfies the requirements of the SEC and the Nasdaq Stock Market, establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating Committee for consideration for nomination as a director, and recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing committees.

The Nominating Committee is presently comprised of three persons: Messrs. Goldstein, Dakos and Hellerman. Mr. Goldstein currently serves as Chairman of the Nominating Committee. Each member of the Nominating Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. In evaluating director nominees, the Nominating Committee will generally consider the following factors:

●	the appropriate size and composition of our Board of Directors;
●	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;
●	the needs of the Company with respect to the particular talents and experience of its directors;
●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
●	familiarity with national and international business matters;
●	experience with accounting rules and practices;
●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
●	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the Nominating Committee is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience. The independent directors of the Board of Directors, and, by implication the Nominating Committee, have not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the independent directors of the Board of Directors consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future. Stockholders may submit nominations for directors at the annual meeting of stockholders, pursuant to the Company’s notice of meeting procedures, or by delivering notice of intent to nominate a director to the Company no earlier than February 2, 2018, and no later than March 4, 2018 to the Company’s principal executive offices at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th St., #1100, Lincoln, Nebraska 68508. See Submission of Stockholder Proposals for the 2018 Annual Meeting for additional information regarding the submission of nominations for directors.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on the Company’s website at www.xroadscap.com/about.html or by written request to the Company at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th Street, #1100, Lincoln, Nebraska 68508. The charter sets forth the responsibilities of the Compensation Committee. Currently none of the Company’s executive officers are directly compensated by the Company. However, we pay fees to and receive certain administrative services from our Administrator, including the provision of personnel to act as certain of the Company’s executive officers, including the Chief Executive Officer and Chief Financial Officer, pursuant to an Administrator Consulting Agreement (discussed in more detail below). The Compensation Committee consists of three directors: Messrs. Goldstein, Dakos and Hellerman, all of whom are considered independent for purposes of the 1940 Act and the Nasdaq Stock Market. Mr. Goldstein currently serves as the Chair of the Compensation Committee.

Communication with the Board of Directors

Stockholders with questions about Crossroads Capital are encouraged to contact our Investor Relations department. However, if a stockholder believes that his questions have not been addressed, he may communicate with the Company’s Board of Directors by sending their communications to the Company’s principal executive offices at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th Street, #1100, Lincoln, Nebraska 68508. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;
●	compliance with applicable governmental laws, rules and regulations;
●	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
●	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.xroadscap.com or by written request to the Company at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th Street, #1100, Lincoln, Nebraska 68508. We intend to disclose any amendments to, or waivers from a required provision of, our corporate code of ethics in a current report on Form 8-K.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Independent Directors
Andrew Dakos	$32,500	$—	$32,500
Phillip Goldstein	$22,500	$—	$22,500
Gerald Hellerman	$45,000	$—	$45,000
Richard Cohen	$17,500	$—	$17,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

We pay our independent directors an annual fee of $25,000, payable quarterly in advance, covering any regular or special meetings of the Board or any committee thereof attended in person, any telephonic meeting of the Board or any committee thereof in which the director participated, any non-meeting consultations with the Company’s management, and any other services provided by them as a director. Richard Cohen left the Board on June 30, 2016. The fees and other compensation reflected in the table above represent the amount he was paid in 2016 before his resignation.

Effective April 2016, an additional annual fee of $10,000 is paid to the individual serving in each of the following roles: Chairman of the Company’s Board of Directors, Chairman of the Audit Committee, Chairman of the Nominating Committee, Chairman of the Compensation Committee and the Company’s lead valuation director.

Prior to the Director Compensation described above, we paid our independent directors an annual fee of $25,000. In addition, we paid our lead valuation director an annual fee of $10,000 and Chairman of the Audit Committee an annual fee of $10,000.

We also reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Under the Maryland General Corporation Law and pursuant to our Charter and Bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our Charter and Bylaws. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding. The indemnification agreements also require us to procure liability insurance coverage for our officers and directors. In addition, each indemnification agreement further provides that the applicable provisions of our Charter and Bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Compensation of Chief Executive Officer and Other Executive Officers

We are internally managed and have no employees. Personnel furnished by our Administrator serve as our Chief Executive Officer and Chief Financial Officer. The executive officers do not receive any compensation (either cash or equity) directly from us for their services as our officers. However, certain principals and officers of the Administrator who also serve as the Company’s officers receive compensation from, or may have financial interests in, the Administrator, which may be funded by or economically related to the fees paid by us to the Administrator under the Administrator Consulting Agreement.

Our Administrator furnishes us with equipment and clerical services, including responsibility for the financial records which we are required to maintain, and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders. Our Administrator also provides support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For the year ended December 31, 2016 and 2015, the Company incurred $741,000 and $180,000 of expenses related to the Administrator, respectively. As of December 31, 2016 and 2015, the Company had expenses payable to the Administrator of $191,000 and $51,308, respectively.

Effective December 2, 2015, our Board of Directors appointed Ben H. Harris to serve as our Chief Executive Officer and President and David M. Hadani to serve as our Chief Financial Officer, Treasurer and Secretary. Effective December 2, 2015, the Company engaged the services of its Chief Compliance Officer, Stephanie L. Darling. For the year ended December 31, 2016 and 2015, the Company incurred $59,000 and $4,000 of compliance fees, respectively. The Company also reimbursed BDCA Venture Adviser for the allocable portion of compensation of its Chief Financial Officer and Chief Compliance Officer during the year ended December 31, 2015, with such expense included in the payment of administrative expenses allocated from BDCA Venture Adviser for the period. As of December 31, 2016 and 2015, the Company had expenses payable to its Chief Compliance Officer of $5,206 and $4,000, respectively.

On November 10, 2015, our Board of Directors approved the engagement of US Bancorp Fund Services, LLC (“US Bancorp”) to provide administration and accounting services to us pursuant to an Administration Servicing Agreement and a Fund Accounting Servicing Agreement, respectively. On May 3, 2016, the Board announced the termination of its agreement with US Bancorp, effective as of March 29, 2016. For the year ended December 31, 2016 and 2015, the Company incurred $9,495 and $11,114 of expenses, respectively, related to US Bancorp. As of December 31, 2016 and 2015, the Company had expenses payable to US Bancorp of $0 and $11,114, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, the Nasdaq Stock Market and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during 2016 all Section 16(a) filing requirements applicable to the executive officers, directors and greater than 10% beneficial owners were timely satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions.

Transactions with Management and Others

On March 25, 2016, the Audit Committee of our Board of Directors approved the reimbursement of $125,157 in legal and proxy solicitation costs incurred by Bulldog Investors, LLC (“Bulldog”), a stockholder and beneficial owner of more than 5% of our outstanding common stock, as a result of the contested proxy campaign in connection with our 2015 Annual Meeting of Stockholders. This reimbursement was paid to Bulldog on March 30, 2016 and included the costs of Bulldog’s litigation against us in the Circuit Court of Maryland and the New York Supreme Court and costs associated with the proxy process and the election of directors.

Investments

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain related persons. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with the Company.

In addition to the Code of Ethics, as discussed above, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct and ethics can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K). A copy of the code of conduct can be found at www.xroadscap.com.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any affiliated persons, we have certain policies and procedures whereby our executive officers screen our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. Our Board of Directors reviews these procedures on an annual basis.

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. This selection is subject to ratification or rejection by the stockholders of the Company.

Tait, Weller & Baker, LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Tait, Weller & Baker, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he chooses and will be available to answer questions.

On April 27, 2016, our Board of Directors approved the selection of Tait, Weller & Baker, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The following table sets forth the Company’s fees pertaining to its independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015, respectively:

	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Audit Fees	$114,500	$253,000
Audit-Related Fees	2,750	—
Tax Fees	5,600	10,000
All Other Fees	6,638	—
Total Fees	$129,488	$263,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Dismissal of Crowe Horwath LLP

On April 27, 2016, the Company engaged Tait, Weller & Baker, LLP as its new independent registered public accounting firm for the fiscal year ended December 31, 2016, replacing Crowe Horwath LLP (“Crowe”). The Company’s Audit Committee participated in and approved the decision to dismiss Crowe and appoint Tait, Weller & Baker, LLP.

Crowe’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2016 through April 27, 2016, (i) there were no disagreements between the Company and Crowe on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in its report on the Company’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2016 through April 27, 2016, neither the Company nor anyone acting on behalf of the Company, consulted Tait, Weller & Baker, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Tait, Weller & Bakker, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto or a “reportable event” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2017 UNDER THIS PROPOSAL 2.

Audit Committee Report

The Audit Committee is currently comprised of Messrs. Hellerman, Dakos and Goldstein. Mr. Hellerman serves as the Company’s lead valuation director and is an “audit committee financial expert” as defined under the relevant rules of the SEC.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management. The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm. The Audit Committee has discussed with Tait, Weller & Baker, LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and audit-related services performed by Tait, Weller & Baker, LLP for the Company. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion. Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Audit Committee Members
Gerald Hellerman
Andrew Dakos
Phillip Goldstein

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the Proxy Statement and Annual Report may be delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple were delivered, now or in the future, should submit their request by writing by mail to the Company’s principal executive offices at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th St., #1100, Lincoln, Nebraska 68508 or call toll free at 1-800-690-6903.

ADDITIONAL INFORMATION

Principal Executive Offices

Our principal executive offices are located at 128 N. 13th Street, Suite 1100, Lincoln, Nebraska 68508. You may also reach us at (402) 261-5345.

Administrator

1100 Capital Consulting, LLC serves as our administrator, performing the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.

Financial Reports

A copy of our Annual Report for the fiscal year ended December 31, 2016, filed with the SEC on Form 10-K, as may be amended from time to time, excluding exhibits, and any other interim report containing financial statements we file with the SEC accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

A stockholder who intends to present a proposal, including nominating a director, at the 2018 Annual Meeting of Stockholders must submit the notice of intention to present a proposal, including nominating a director, in writing to the Company at its address in Lincoln, Nebraska and the Company must receive the stockholder’s notice no earlier than February 2, 2018, and no later than March 4, 2018, 120 and 90 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, respectively, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. Provided, however, that if the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from June 2, 2018, notice by the stockholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2018 Annual Meeting, and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for 2018 Annual Meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if: (i) the Company receives notice of the proposal before the close of business on April 18, 45 days prior to the first anniversary of the this year’s proxy statement date, and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (ii) the Company does not receive notice of the proposal prior to the close of business on April 18, 2018, 45 days prior to the first anniversary of the this year’s proxy statement date.

Notices of intention to present proposals, including nominating a director, at the 2018 Annual Meeting of Stockholders should be addressed to the Company’s principal executive offices at Crossroads Capital, Inc., Attention: Secretary, 128 N. 13th St., #1100, Lincoln, Nebraska 68508. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Please date, sign and return the proxy in the enclosed envelope, or vote toll-free or online as instructed on the proxy card, at your earliest convenience. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

By Order of the Board of Directors,

David M. Hadani, Secretary

Lincoln, Nebraska

April 17, 2017

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Crossroads Capital, Inc. This notice supersedes any other privacy notice you may have received from Crossroads Capital, Inc., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. In certain cases, when you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, Social Security number or tax identification number. This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

●	It is our policy that only authorized employees of the Administrator, who need to know your personal information will have access to it.

●	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

CROSSROADS CAPITAL, INC. 128 N. 13TH STREET SUITE 1100 LINCOLN, NE 68508

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	E27908-P93099-Z70028	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CROSSROADS CAPITAL, INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.			All	All	Except
			☐	☐	☐
1.	The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as a director of Crossroads Capital, Inc. until the 2018 Annual Meeting of Stockholders, or until his successor is duly elected and qualified.

Nominees:

	01)	Mr. Andrew Dakos
	02)	Mr. Phillip Goldstein
	03)	Mr. Gerald Hellerman

							For	Against	Abstain

2.	The ratification of the selection of Tait, Weller & Baker, LLP as the independent registered public accounting firm for Crossroads Capital, Inc. for the fiscal year ending December 31, 2017.						☐	☐	☐

Please Mark Here for Address Change or Comments SEE REVERSE SIDE.					☐

Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

IMPORTANT: Please sign exactly as name appears hereon and date your proxy. Joint owners should each sign personally. Trustees or others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E27909-P93099-Z70028

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CROSSROADS CAPITAL, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 2, 2017

The undersigned hereby appoints Ben H. Harris and David M. Hadani, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of CROSSROADS CAPITAL, INC. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 2, 2017, and any postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no voting instruction is specified, it will be voted “FOR” Proposals 1 and 2. The proxies, in their discretion, are further authorized to vote on other matters which may properly come before the Annual Meeting and any postponements or adjournments thereof.

Please vote, sign and date this proxy on the reverse side and return it promptly by mail in the enclosed, self-addressed envelope or you may vote by calling toll-free at 1-800-690-6903 or through the web site at www.proxyvote.com by following the instructions on the reverse side.

Address Change/Comments:

Address Change/Comments (Mark the corresponding box on the reverse side)

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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